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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                 Date of Report:
                                  JUNE 9, 1997
                        (Date of Earliest Event Reported)


                                   CYRK, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


           0-21878                               04-3081657
   (Commission File Number)          (I.R.S. Employer Identification No.)


                        3 POND ROAD, GLOUCESTER, MA 01930
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (508) 283-5800
              (Registrant's Telephone Number, Including Area Code)


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Item 2: Acquisition or Disposition of Assets
        ------------------------------------

        On June 9, 1997, the registrant acquired all of the issued and outstanding capital stock of Simon Marketing, Inc., a Nevada corporation ("Simon") by means of the merger of Simon with and into SMI Merger, Inc. ("SMI"), a wholly-owned subsidiary of the registrant, with SMI being the surviving corporation. The aggregate consideration paid to Allan Brown and Eric Stanton, the holders of all of the issued and outstanding Simon common stock prior to the merger, consisted of $45,000,000, composed or (i) $25,000,000 in cash and (ii) 1,840,138 shares of the registrant's common stock. If certain performance targets are achieved an additional $5,000,00 may be paid to Allan Brown and Eric Stanton in the form of shares of the registrant's common stock. $3,350,000 was paid to other equity holders and key employees of Simon at closing. An additional $9,600,000 will be paid to such persons within four years of the closing of which $5,100,000 is to be paid in cash and $4,500,000 in the form of shares of the registrant's common stock. The purchase price was determined as a result of negotiations between the registrant and Simon. The cash portion of the purchase price was funded out of the registrant's working capital.

        The Agreement and Plan of Merger pursuant to which Simon was merged with and into SMI is attached as an exhibit hereto. Also attached hereto as exhibits are (i) a shareholders agreement by and among the registrant, Eric Stanton, Allan Brown, Gregory Shlopak and Patrick Brady and (ii) a registration rights agreement by and among the registrant, Eric Stanton and Allan Brown.

        Simon is a Los Angeles based global promotion agency founded in 1976 with 450 employees in the United States, Canada, Europe and Asia. Its clients include McDonald's,

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Blockbuster Entertainment and Chevron. Allan Brown will remain the Chief
Executive Officer of Simon and at his request shall be appointed to the registrant's board of directors at a date not later than January 1, 1998. Additionally, Eric Stanton has the right to be appointed to the registrant's board of directors at his request.

Item 7. Financial Statements and Exhibits
        ---------------------------------

        (a)     Financial Statements of Business Acquired

                To be filed by amendment within 60 days of the date hereof pursuant to Item 7 of Form 8-K.

        (b)     Pro Forma Financial Information

                To be filed by amendment within 60 days of the date hereof pursuant to Item 7 of Form 8-K.

        (c)     Exhibits

                Exhibit A       Agreement and Plan of Merger, dated May 7,
                                1997, by and among the registrant, SMI Merger, Inc., Simon Marketing, Inc., Allan Brown and
                                Eric Stanton.

                Exhibit B       Shareholders Agreement, dated June 9, 1997, by
                                and among the registrant, Patrick D. Brady, Gregory P. Shlopak, Allan Brown and Eric
                                Stanton.

                Exhibit C       Registration Rights Agreement, dated June 9,
                                1997, by and among the registrant, Allan
                                Brown and Eric Stanton.



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                                   Signature


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                CYRK, INC.


                                                By: /s/ Dominic F. Mammola
                                                    ----------------------
                                                    Dominic F. Mammola
                                                    Chief Financial Officer


Date:   June 24, 1997



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